UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2012

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of Cheniere Energy, Inc. (the “Company”) held on June 1, 2012 (the “Annual Meeting”), our stockholders approved, upon recommendation of the Company's Board of Directors, an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of shares of authorized common stock of the Company from 240,000,000 to 480,000,000. The amendment became effective upon the Company filing a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 1, 2012. Additional information regarding the amendment to the Company's Restated Certificate of Incorporation, as amended, was included in our Proxy Statement dated April 19, 2012, relating to the Annual Meeting.  The foregoing description of the amendment is qualified in its entirety by reference to the Certificate of Amendment, which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
We held an annual meeting of our stockholders on June 1, 2012. Four proposals, as described in the Company's Proxy Statement dated April 19, 2012, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:    ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Nuno Brandolini	106,422,742	2,017,699	27,187,084
John M. Deutch	51,336,017	57,104,424	27,187,084
Paul J. Hoenmans	106,419,870	2,020,571	27,187,084

Each of the nominated directors received the affirmative vote of a plurality of the votes cast and were elected as Class II directors to serve until the 2015 annual meeting of stockholders or until his successor is duly elected and qualified.

ITEM 2:	APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

Number of Votes For	Number of Votes Against	Number of Votes Abstain	Number of Broker Non-Votes
121,553,020	13,661,095	413,410	0

The stockholders voted in favor of the amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of shares of authorized common stock of the Company from 240,000,000 to 480,000,000.

ITEM 3:	NON-BINDING AND ADVISORY VOTE ON THE COMPANY'S 2011 EXECUTIVE COMPENSATION

Number of Votes For	Number of Votes Against	Number of Votes Abstain	Number of Broker Non-Votes
92,495,311	12,092,509	3,852,621	27,187,084

The stockholders voted in favor of the compensation awarded to the Company's named executive officers for 2011.

ITEM 4:	RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF ERNST & YOUNG LLP

Number of Votes For	Number of Votes Against	Number of Votes Abstain	Number of Broker Non-Votes
135,140,249	281,773	205,503	0

The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent auditors for 2012.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc.*

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	June 7, 2012	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc.*

*Filed Herewith